UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2016

COMMERCE UNION BANCSHARES, INC
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee (State or Other Jurisdiction of Incorporation)	37-1641316 (I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 384-3357
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 2, 2016, Commerce Union Bancshares, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2015, and furnished a copy of the press release on a Current Report on Form 8-K (the “Initial Form 8-K”). The sole purpose of this Amendment No. 1 on Form 8-K/A is to add two additional financial tables which were inadvertently omitted from the press release filed as Exhibit 99.1 to the Initial Form 8-K.

The tables entitled “Consolidated Statements of Operations, For the Three Months Ended December 31, 2015 and September 30, 2015” and “Consolidated Balance Sheets, December 31, 2015 (Unaudited) and 2014” were inadvertently omitted from the press release filed as Exhibit 99.1 to the Initial Form 8-K. These two tables have now been added to the press release filed as Exhibit 99.1 to the Initial 8-K.

ITEM 2.02  Results of Operations and Financial Condition.

On February 2, 2016, Commerce Union Bancshares, Inc. (“CUBN”) issued a press release announcing financial information for its fourth quarter and year ended December 31, 2015.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01. Financial Statements and Exhibits.

           (d)       Exhibits.

                       99.1     Press Release issued by Commerce Union Bancshares, Inc., dated February 2, 2016 (as corrected).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date: February 2, 2016	By:	/s/	William R. DeBerry
William R. DeBerry
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by Commerce Union Bancshares, Inc. on February 2, 2016 (as corrected).